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                           SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D. C. 20549

                                         FORM 8-K

                    Current Report Pursuant to Section 13 or 15(d) of
                                  The Securities Act of 1934

                              Date of Report: October 26, 2000

                               Commission File No.: 80-I 9878

                                    OPTION CARE, INC.
                   (Exact name of registrant as specified in its charter)


      DELAWARE                                     36-3791193
(State or other jurisdiction           (IRS Employer Identification No.)
of incorporation)



100 CORPORATE NORTH
SUITE 212
BANNOCKBURN, ILLINOIS                              60015
(Address of principal executive office)          (Zip code)

Registrant 's telephone number,                   (847) 615-1690
including area code:

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ITEM 5. OTHER EVENTS

On October 25, 2000, the Company issued a press release concerning the appointment of a new Chief Financial Officer. Carla M. Pondel was named as Chief Financial Officer replacing Michael A. Siri, who is resigning to pursue other opportunities.

The press release is included, in its entirety, as Exhibit 99.

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                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 26, 2000

                               OPTION CARE, INC.


                               By : /s/ RAJAT RAI
                                   ------------------
                                    Rajat Rai
                                    President and Chief Operating Officer